Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA
American Towers LLC 116 Huntington Ave. 11th Floor Boston, Massachusetts 02116	Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by American Towers LLC (the “Company”) and Barclays Capital Inc. (“Barclays” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of wireless communication sites and the related tenant leases in connection with the proposed offering of American Tower Trust I, Secured Revenue Securities, Series 2018-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

Representatives of Barclays, on behalf of the Company, provided us on (i) February 15, 2018 with a computer-generated data file and related record layout (the “Statistical Data File”) containing data with respect to 5,119 wireless communication sites (the “Sites”) and the related 17,091 tenant leases (the “Tenant Leases”) and (i) February 16, 2018 with a listing (the “Sample Listing”) containing 100 Sites (the “Sample Sites”) and 186 Tenant Leases (the “Sample Tenant Leases”).

We make no representations as to the selection criteria used in determining the Sample Sites or the Sample Tenant Leases.

File Review Procedures of the Sample Sites:

For each of the Sample Sites, we performed comparisons of the wireless communication site characteristics (the “Site Characteristics”) set forth on or derived from the Statistical Data File and indicated below.

Site Characteristics

1. Site Classification 2. Site state 3. Tower type 4. Tower height	5. Monthly revenue* 6. Monthly ground rent expense* 7. Site operating expense# 8. Ground lease expiration date@

*	As of January 1, 2018
#	As of the twelve months ended December 31, 2017
@	For Sample Sites with a ground interest of “leased” set forth on the Ground Lease Agreement or Title Insurance Policy (each as defined below).

We compared Site Characteristic 1. to the corresponding information set forth on or derived from the ground lease agreement or any amendments thereto (collectively, the “Ground Lease Agreement”), “Title Insurance Policy,” “Deed” or “Easement Agreement.” Further, a site classification set forth or derived from the (i) Ground Lease Agreement or Title Insurance Policy of “leased” is deemed to be “in agreement” with a site classification of “leased capital lease,” “lease pre-pay” or “LTD easement” set forth on the Statistical Data File or (ii) Easement Agreement of “easement” is deemed to be “in agreement” with a site classification of “perpetual” set forth on the Statistical Data File.

We compared Site Characteristics 2. through 4. to the corresponding information set forth on or derived from photographs, site audits, engineering reports or construction drawings set forth in the Company records (collectively, the “Engineering Records”).

With respect to Site Characteristic 5., we summed the monthly revenue of each (i) Sample Tenant Lease relating to each Sample Site (as set forth on or derived from Monthly Revenue Query or Tenant Lease Agreement, as defined below) and (ii) tenant lease that was not a Sample Tenant Lease relating to each Sample Site (as derived from the Statistical Data File). We compared the results of each summation to the corresponding monthly revenue set forth on the Statistical Data File. Further, at your instruction, differences less than the greater of $50 or 2.5% of the monthly revenue indicated on the Statistical Data File were deemed to be “in agreement.”

With respect to Site Characteristic 6., for Sample Sites with a site classification of (i) “owned” (as set forth on or derived from the Title Insurance Policy or Deed) or “easement” (as set forth on or derived from the Easement Agreement), we observed a value of zero on the Statistical Data File for the monthly ground rent expense or (ii) “leased” (as set forth on or derived from the Ground Lease Agreement or Title Insurance Policy), we compared the monthly ground rent expense (as derived from the Statistical Data File) to the corresponding information set forth on or derived from the Ground Lease Agreement or Title Insurance Policy. Further, at your instruction, differences less than the greater of $50 or 2.5% of the monthly ground rent expense indicated on the Statistical Data File were deemed to be “in agreement.”

We compared Site Characteristic 7. to the corresponding information set forth on or derived from the monthly expense worksheet as of December 31, 2017 (the “Unaudited Trial Balance”).

We compared Site Characteristic 8. to the corresponding information set forth on or derived from the Ground Lease Agreement. Further, at your instruction, differences of 90 days or less were deemed to be “in agreement.”

The Site documents described above and any other related documents used in support of the Site Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Site Documentation.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Site Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Site Documentation. In addition, we make no representations as to whether the Site Documentation are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Sites.

File Review Procedures of the Sample Tenant Leases:

For each of the Sample Tenant Leases, we performed comparisons of the tenant lease characteristics (the “Tenant Lease Characteristics”) set forth on or derived from the Statistical Data File and indicated below.

Tenant Lease Characteristics

1. Parent 2. Lease current expiration date 3. Lease final expiration date 4. Lease escalation frequency 5. Escalation type 6. Billing frequency	7. Total number of renewals 8. Renewals remaining 9. Final expiration term (months) 10. Current term end (months) 11. Escalation percentage* 12. Monthly revenue#

*	For Sample Tenant Leases that indicate an escalation type of “percent” on the Tenant Lease Agreement (as defined below).
#	As of January 1, 2018

We compared Tenant Lease Characteristics 1. through 11. to the corresponding information set forth on or derived from the master lease agreement or any amendments thereto or the tenant lease agreement or any amendments thereto (collectively, the “Tenant Lease Agreement”). Further, at your instruction, for purposes of our comparisons of (i) Tenant Lease Characteristics 2. and 3., differences of 90 days or less are deemed to be “in agreement” and (ii) Tenant Lease Characteristics 9. and 10., differences of three months or less are deemed to be “in agreement.” Additionally, at your instruction, we did not perform any such comparisons for the Sample Tenant Leases identified on the Statistical Data File as “CNC2, LLC” as the parent.

We compared Tenant Lease Characteristic 12. to the corresponding information set forth on or derived from a query prepared and delivered to us by the Company on March 15, 2018 from the Company’s property management database (the “Monthly Revenue Query”) or the Tenant Lease Agreement. Further, at your instruction, with respect to Tenant Lease Characteristic 12., differences less than the greater of $50 or 2.5% of the monthly revenue indicated on the Statistical Data File were deemed to be “in agreement.”

File Review Procedures of the Monthly Revenue Sample Leases:

At the instruction of the Company, we (i) randomly selected 27 Sample Tenant Leases with a “lease start date” (as set forth on the Statistical Data File) prior to September 1, 2014 and (ii) selected each of the 11 Sample Tenant Leases with a lease start date on or after September 1, 2014 (collectively, the “Monthly Revenue Sample Leases”).

We were instructed by the Company to recompute the monthly revenue for each Monthly Revenue Sample Lease by summing the (i) “September 2014 monthly revenue” (set forth on the Monthly Revenue Query) and (ii) sum of the (x) escalation amounts, (y) adjustments and (z) other capital contributions, as applicable (each as set forth on the Tenant Lease Agreement). We compared the results of each summation to the corresponding monthly revenue derived from on the Statistical Data File (the “Sample Monthly Revenue”). Further, at your instruction, differences less than the greater of $50 or 2.5% of the monthly revenue derived from the Statistical Data File were deemed to be “in agreement.”

The Tenant Lease documents described above (including the Monthly Revenue Query) and any other related documents used in support of the Tenant Lease Characteristics and Sample Monthly Revenue were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Tenant Lease Documentation.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. In addition, we make no representations as to whether the Tenant Lease Documentation are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Tenant Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Site Characteristics, Tenant Lease Characteristics and Sample Monthly Revenue set forth on or derived from the Statistical Data File were found to be in agreement with the above mentioned Site Documentation and Tenant Lease Documentation, as applicable, except as described in Appendix A (for the Site Characteristics), Appendix B (for the Tenant Lease Characteristics) and Appendix C (for the Sample Monthly Revenue). Supplemental information is contained on Appendix D, Appendix E and Appendix F, respectively.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the wireless communication sites and the related tenant leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the wireless communication sites or the related tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 16, 2018

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 16, 2018.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Site Characteristics
1	One difference in site classification.
2	Thirteen differences in monthly revenue.
3	Fourteen differences in monthly ground rent expense.
4	One difference in ground lease expiration date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 16, 2018.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Tenant Lease Characteristics
1	Eight differences in lease final expiration date.
2	Five differences in renewals remaining.
3	Eight differences in final expiration term (months).
4	Twenty three differences in monthly revenue.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 16, 2018.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Sample Monthly Revenue
1	Six differences in monthly revenue.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 16, 2018

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Site number	Site Characteristic	Site Characteristic set forth on or derived from the Statistical Data File	Site Characteristic set forth on or derived from the Site Documentation

1	306206	Site classification	Owned	Leased
2	308756	Monthly Revenue	$3,931.43	$4,069.06
2	307629	Monthly revenue	$5,909.65	$6,060.00
2	307396	Monthly revenue	$6,018.98	$6,177.71
2	305482	Monthly revenue	$6,470.57	$6,059.78
2	306399	Monthly revenue	$7,194.16	$6,807.68
2	307246	Monthly revenue	$6,803.51	$7,391.18
2	307378	Monthly revenue	$7,946.04	$8,474.44
2	308126	Monthly revenue	$8,762.54	$10,673.92
2	309582	Monthly revenue	$10,628.33	$13,065.75
2	305489	Monthly revenue	$10,771.51	$10,022.73
2	307087	Monthly revenue	$12,826.20	$12,484.00
2	303332	Monthly revenue	$19,281.66	$20,068.69
2	309178	Monthly revenue	$21,465.40	$22,407.33
3	309910	Monthly ground rent expense	-$93.77	$912.50
3	310268	Monthly ground rent expense	$783.18	$586.49
3	307634	Monthly ground rent expense	$500.00	$0.00
3	302450	Monthly ground rent expense	$1,601.02	$0.00
3	310233	Monthly ground rent expense	$1,238.64	$0.00
3	310805	Monthly ground rent expense	$2,741.25	$0.00
3	300058	Monthly ground rent expense	$583.83	$1,000.00
3	300986	Monthly ground rent expense	$1,412.66	$1,264.28
3	305444	Monthly ground rent expense	$855.76	$650.00
3	305682	Monthly ground rent expense	$2,485.11	$0.00
3	306206	Monthly ground rent expense	$0.00	$532.40
3	306209	Monthly ground rent expense	$5,730.27	$5,986.59
3	307629	Monthly ground rent expense	$1,270.22	$1,120.04
3	308128	Monthly ground rent expense	$4,104.11	$3,581.96
4	306206	Ground lease expiration date	8/31/2023	1/1/2024

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures

issued by Deloitte & Touche LLP dated March 16, 2018

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Tenant Lease number	Tenant Lease Characteristic	Tenant Lease Characteristic set forth on or derived from the Statistical Data File	Tenant Lease Characteristic set forth on or derived from the Tenant Lease Documentation

1	228185	Lease final expiration date	04/30/2031	04/30/2036
1	241336	Lease final expiration date	11/30/2040	12/31/2042
1	246549	Lease final expiration date	01/30/2041	12/31/2042
1	338479	Lease final expiration date	12/31/2017	12/31/2018
1	338542	Lease final expiration date	12/31/2017	12/31/2018
1	SSI20339	Lease final expiration date	03/16/2036	03/16/2041
1	SSI33652	Lease final expiration date	04/30/2031	04/30/2036
	291092	Lease final expiration date	9/30/2021	9/30/2025
2	343389	Renewals remaining	4	3
2	388450	Renewals remaining	3	2
2	SSI29302	Renewals remaining	4	2
2	SSI28512	Renewals remaining	4	3
2	320909	Renewals remaining	4	3
3	228185	Final expiration term (months)	159	219
3	241336	Final expiration term (months)	274	300
3	246549	Final expiration term (months)	276	300
3	338479	Final expiration term (months)	0	12
3	338542	Final expiration term (months)	0	12
3	SSI20339	Final expiration term (months)	218	278
3	SSI33652	Final expiration term (months)	159	219
	291092	Final expiration term (months)	44	92
4	154005	Monthly revenue	$5,195.01	$5,340.48
4	154141	Monthly revenue	$8,865.09	$9,807.02
4	154159	Monthly revenue	$6,143.69	$7,307.09
4	154253	Monthly revenue	$2,571.80	$2,666.67
4	154597	Monthly revenue	$7,708.92	$7,968.58
4	154867	Monthly revenue	$3,983.82	$4,571.47
4	169047	Monthly revenue	$3,931.43	$4,069.05
4	169334	Monthly revenue	$4,319.69	$4,457.32
4	169711	Monthly revenue	$4,046.66	$4,153.46
4	233577	Monthly revenue	$4,552.43	$4,702.82
4	238838	Monthly revenue	$2,226.25	$2,150.65
4	252637	Monthly revenue	$2,320.02	$1,943.65
4	336074	Monthly revenue	$776.25	$3,019.62
4	484689	Monthly revenue	$6,470.57	$6,059.78

Exception Description Number	Sample Tenant Lease number	Tenant Lease Characteristic	Tenant Lease Characteristic set forth on or derived from the Statistical Data File	Tenant Lease Characteristic set forth on or derived from the Tenant Lease Documentation

4	484790	Monthly revenue	$7,270.54	$6,521.76
4	SSI10525	Monthly revenue	$2,623.51	$2,281.31
4	SSI12589	Monthly revenue	$4,303.37	$3,916.88
4	SSI17377	Monthly revenue	$8,762.54	$10,673.92

4	SSI17946	Monthly revenue	$6,018.98	$6,177.70
4	SSI17966	Monthly revenue	$5,392.94	$5,543.29
4	SSI18210	Monthly revenue	$4,995.89	$5,524.28
4	SSI18293	Monthly revenue	$5,666.61	$5,825.17
4	SSI31964	Monthly revenue	$6,468.79	$6,662.84

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix F to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 16, 2018

Supplemental Information Related to the Findings Set Forth on Appendix C

Exception Description Number	Monthly Revenue Sample Lease number	Monthly Revenue derived from the Statistical Data File	Sample Monthly Revenue

1	154159	$6,143.69	$7,307.09
1	154597	$7,708.92	$7,968.58
1	169711	$4,046.66	$4,153.46
1	238838	$2,226.25	$2,150.65
1	484689	$6,470.57	$6,059.78
1	484790	$7,270.54	$6,521.76

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.